Note 3 - Advances for Vessels Under Construction	9 Months Ended
Sep. 30, 2016
Notes to Financial Statements
Advances for Vessels under Construction [Text Block]
3. Advances for Vessels under Construction

As of September 30, 2016 the amount of the advances for vessels under construction amounts to $3.8 million and mainly represents progress payments according to the agreement entered into with the shipyard as well as legal and other costs related to the construction of Hull number YZJ 1153. Within the first quarter of 2016, the Company took delivery of M/V Xenia.  Additionally, Hull Number DY 160 and DY161, under construction at Dayang yard and originally scheduled for delivery in the second and third quarter of 2016 respectively, were cancelled due to excessive construction delays. Both cases have been referred to arbitration. The Company has classified as receivable $17.0 million being the return of its progress payments and other expenses as specified in the newbuilding contract and secured by refund guarantees and has expensed the remaining payments made amounting to $3.2 million, consisting mainly of supervision, management fees and certain other expenses.

	Costs	Vessel Delivery or contract cancellation	Net Book Value

Balance, January 1, 2016	32,701,867	-	32,701,867
Advances for vessels under construction	23,135,067	-	23,135,067
Vessel delivered during the period	-	(31,831,239)	(31,831,239)
Cancellation of newbuilding contracts	-	(20,157,937)	(20,157,937)
Balance, September 30, 2016	55,836,934	(51,989,176)	3,847,758